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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM 8-K

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                 February 16, 2000
               Date of Report (Date of earliest event reported)

                              INTIMATE BRANDS, INC.
            (Exact name of registrant as specified in its charter)

                             --------------------

        Delaware                       1-13814              31-1436998
     (State or other                (Commission             (IRS Employer
       jurisdiction                 File no.)           Identification No.)
   of incorporation)

                             Three Limited Parkway
                                 P.O. Box 16000
                              Columbus, OH 43216
                                (614) 479-6900
                   (Address of principal executive offices)


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Item 5. Other Events.

         On February 16, 2000, Intimate Brands, Inc. (the "Company") issued a press release announcing its earnings for the fourth quarter and fiscal year ended January 29, 2000. The press release also discusses a change in accounting related to gift certificates, store credits and layaway sales. The Company, which has not been contacted by the Securities and Exchange Commission ("SEC"), chose to address this matter after the issuance of SEC Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements."

         The press release is attached hereto as Exhibit 99 and is incorporated in its entirety herein by reference. See "Index to Exhibits."

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

              The Index to Exhibits is incorporated herein by reference



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        INTIMATE BRANDS, INC.

                                        By: /s/ Philip E. Mallott
                                           ------------------------------
                                           Philip E. Mallott
                                           Chief Financial Officer*


Dated: February 16, 2000
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* Mr. Mallott is the principal financial officer and has been duly authorized to sign on behalf of the Registrant.


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                               INDEX TO EXHIBITS


Exhibit
Number                            Description
------                            -----------

99.      Press Release issued by Intimate Brands, Inc. on February 16, 2000

99.1     EPS Impact of Accounting Change

99.2     Operating Income and S,G&A Impact of Accounting Change

99.3     Restatement Adjustment by Business

99.4     Bath and Body Works SG&A Reclassification to Buying and Occupancy

99.5 Consolidated Statements of Income for the Thirteen Weeks Ended January 29, 2000 and January 30, 1999

99.6 Consolidated Statements of Income for the Fifty-two Weeks Ended January 29, 2000 and January 30, 1999

99.7     Fourth Quarter Report

99.8 Consolidated Condensed Balance Sheets as of January 29, 2000 and January 30, 1999

99.9 Consolidated Statement of Cash Flows for the Fifty-two Weeks Ended January 29, 2000 and January 30, 1999

99.10    Quarterly Financial Information

99.11    Number of Stores

99.12    Store/Selling Sq. Ft. Summary External Reporting